UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940
(Zip Code)

(831) 642-9300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) - (c) - (e) On February 28, 2007, Century Aluminum Company (the “Company”) issued a press release announcing that Wayne R. Hale has been appointed as Executive Vice President and Chief Operating Officer of the Company effective March 1, 2007, succeeding E. Jack Gates who will resign from those positions effective upon Mr. Hale’s appointment. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference. The terms of Mr. Hale’s employment include a base salary of $450,000, one-time signing and relocation bonuses totaling $300,000, options for 50,000 shares of Company stock, participation in the Company's Incentive Compensation Plan with a minimum annual bonus for 2007 of $225,000, a service-based performance share grant of 25,000 shares, participation in the Company's performance share program, customary relocation expenses and participation in certain benefits under the Company's supplemental executive retirement plan.

Following his resignation as Executive Vice President and Chief Operating Officer of the Company, Mr. Gates will continue as an employee of the Company through June 30, 2007, when he will retire. Following his retirement date, Mr. Gates has agreed to serve as a consultant to the Company from July 1, 2007 through December 31, 2007 (the “Consulting Term”). Mr. Gates will be paid a minimum of $70,000 during the Consulting Term, which will compensate Mr. Gates for providing consulting services for up to an aggregate of 35 days. Mr. Gates will be paid an additional $2,000 for each day during the Consulting Term he provides consulting services in excess of 35 days.

Mr. Hale, 51, served from April 2004 to February 2007, as Senior Vice President of Sual-Holding, an integrated aluminum company headquartered in Moscow, Russia. Before joining Sual-Holding, he served from April 2000 to April 2004, in various senior management positions with Kennecott Utah Copper Corporation, an upstream copper mining and smelting company, and a subsidiary of Rio Tinto PLC, including as Chief Operating Officer from April 2002 to April 2004. From December 1997 through 2000, Mr. Hale served as President, Primary Products Division for Kaiser Aluminum & Chemical Corporation.

The Company is not aware of any relationship or transaction requiring disclosure herein pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release, dated February 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	February 28, 2007	By:	/s/ Robert R. Nielsen
Name: Robert R. Nielsen Title: Executive Vice President, General Counsel and Secretary